SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                November 6, 1995
                (Date of Report; Date of Earliest Event Reported)


                            PRUDENTIAL REALTY TRUST
              (Exact Name of Registrant as specified in its Charter)


        Massachusetts                1-8965                22-6400284
(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                       Identification No.)



     Prudential Plaza, Newark, New Jersey                       07102
      (Address of Principal Executive Offices)               (Zip Code)


                                 (201) 802-4302
                (Registrant's telephone no., including area code)


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     Item 1.  Not Applicable.

     Item 2.   Acquisition or Disposition of Assets.

               Disposition of Maple Plaza I & II.

               In furtherance of resolutions adopted by the Board on June 2, 1995 to effect the liquidation and termination of the Trust, on November 6, 1995 the Trust completed the sale of its Maple Plaza I & II properties located in Parsippany, New Jersey (the "Maple Plaza properties") to Equitable Real Estate Investment Management, Inc., a Delaware corporation (the "Buyer") for a sales price of $30 million, with net proceeds to the Trust of $29.5 million. The Maple Plaza properties consist of two office buildings. The purchase price was determined by negotiation between the Trust and the Buyer. The sale was completed pursuant to a Purchase and Sale Agreement, dated August 11, 1995, between the Trust and the Buyer, which Agreement was the subject of a current report by the Trust on Form 8-K dated August 11, 1995 and filed October 27, 1995. The sale was originally reported on Form 8-K dated November 6, 1995 and filed November 8, 1995.

     On November 8, 1995, the Trust also reported that it completed the sale of all its real estate assets, and in accordance with its plan of liquidation, the Trust will be terminated on December 1, 1995. The share transfer books of the Trust will be closed on November 16, 1995 and there will be no further trading in Income Shares after that date. Trading in the Capital Shares was suspended by the New York Stock Exchange on November 7, 1995.

     The Trust also announced that a distribution in the amount of $5.30 per Income Share will be made on December 1, 1995 to Income Shareholders of record on November 16, 1995. No distribution will be made to Capital Shareholders.


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     The remaining assets and liabilities of the Trust will be
     transferred on December 1, 1995 to a liquidating trust. The Income Shareholders as of November 16, 1995 will be holders of beneficial interests in the liquidating trust in proportion to their former interests as Income Shareholders. Beneficial Interests in the liquidating trust will not be transferrable, except upon death by will or intestate succession or by operation of law.


     Items 3 and 4.  Not Applicable.

     Item 5.   Not Applicable.

     Item 6.   Not Applicable.

     Item 7.   Financial Statements,
               Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.
          (b)  Pro Forma Balance Sheet as of June 30, 1995
               Pro Forma Statement of Changes in Net Assets as of
                    June 30, 1995.


<page 4>

                       Prudential Realty Trust
                       Pro Forma Balance Sheet
                        As of June 30, 1995
                            (Unaudited)



The following unaudited Balance Sheet has been presented as if (i) the Park 100 properties were sold on June 30, 1995; (ii) the Huntington Business Campus properties were sold on June 30, 1995; (iii) The Maple Plaza properties were sold on June 30, 1995; (iv) the Trust's loan payable and related interest expense was paid off as of June 30, 1995, and (v) the Trust adopted the liquidation basis of accounting as of June 30, 1995. The pro forma adjustments reflect the elimination of the carrying amount of the Park 100, Huntington Business Campus and Maple Plaza properties and related assets and liabilities, the receipt of cash proceeds from the sales, the elimination of the loan and interest payable, the effect of the adoption of the liquidation basis of accounting on the Trust, and the impact on Stockholders' Equity.


                                          Pro Forma
                         Historical      Adjustments        Pro Forma
ASSETS
Real estate owned        $69,523,975   (a) $(32,254,255)    $         0
                                       (b)  (13,107,924)
                                       (c)  (24,161,796)
Cash & cash equivalents    2,509,589   (e)   18,022,780      61,163,984
                                       (f)   11,019,842
                                       (g)   29,611,773
Accounts receivable          620,469   (h)    1,000,000       3,495,584
                                       (a)     (106,146)
                                       (b)      (61,685)
                                       (i)      714,000
                                       (j)       60,000
                                       (k)      308,946
Prepaid expenses             239,455   (b)     (214,572)              0
                                       (d)      (24,883)
Deferred rent receivable   2,523,701   (a)     (162,695)              0
                                       (b)     (318,299)
                                       (c)   (2,042,707)
Deferred financing costs      56,250   (d)      (56,250)              0

TOTAL ASSETS             $75,473,439       $(11,773,871)    $63,699,568


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                        Prudential Realty Trust
                        Pro Forma Balance Sheet
                          As of June 30, 1995
                             (Unaudited)


LIABILITIES & STOCKHOLDERS' EQUITY

                                           Pro Forma
                          Historical      Adjustments        Pro Forma
Accounts payable and
   accrued expenses      $ 2,506,295   (a)      $(72,598)   $ 4,438,318
                                       (b)        85,500
                                       (c)       450,000
                                       (i)     1,731,000
                                       (e)      (261,879)
Loans payable             18,062,123   (e)   (18,062,123)             0
Due to Advisor               250,312                            250,312
Security Deposits            405,046   (a)      (197,466)             0
                                       (b)       (69,175)
                                       (c)      (138,405)             0
Other                         97,651   (a)       (96,246)         1,405

TOTAL LIABILITIES         21,321,427         (16,631,392)     4,690,035

Income Shares             89,080,000                         89,080,000
Capital Shares               111,350                            111,350
Additional paid
  in capital              12,879,052                         12,879,052
Distribution in excess
    of net income        (47,918,390)  (a)  $  5,189,996    (43,060,869)
                                       (b)    (2,638,963)
                                       (c)     3,404,621
                                       (d)       (81,133)
                                       (i)    (1,017,000)
TOTAL SHAREHOLDERS'
  EQUITY                 $54,152,012        $  4,857,521    $59,009,533
TOTAL LIABILITIES &
  SHAREHOLDERS' EQUITY   $75,473,439        $(10,813,871)   $63,699,568






<page 6>


                            Prudential Realty Trust
                            Pro Forma Balance Sheet
                              As of June 30, 1995
                                  (Unaudited)



(a) Sale of Park 100 properties and elimination of related asset and liability accounts.
(b) Sale of Huntington Business Campus properties and elimination of related asset and liability accounts.
(c) Sale of Maple Plaza properties and elimination of related asset and liability accounts.
(d) Adjust amounts to net realizable value under the liquidation basis of accounting.
(e) Receipt of cash proceeds from sale of Park 100 properties net of repayment of loans and related interest payable.
(f)  Receipt of cash proceeds from sale of Huntington Business Campus.
(g)  Receipt of cash proceeds from sale of Maple Plaza.
(h)  Amount due November 1, 1995 from sale of Park 100.
(i) Adjust amounts to provide for expected net income of liquidating the Trust until the expected date of disposition of Trust assets.
(j)  Earnest money due from sale of Huntington Business Campus.
(k)  Escrow due from sale of Maple Plaza.






<page 7>

                      Prudential Realty Trust
             Pro Forma Statement of Changes in Net Assets
                  (in process of liquidation)
                           (Unaudited)


Because the Trust has adopted the liquidation basis of accounting, a Statement of Operations is not provided herein. However, a Pro Forma Statement of Changes in Net Assets is provided as follows:



Net assets at June 30, 1995 - Historical               $54,152,012

Gain on Sale of Park 100                                 5,189,996

Loss on Sale of Huntington Business Campus              (2,638,963)

Gain on Sale of Maple Plaza                              3,404,621

Adoption of Liquidation Basis of Accounting                (81,133)

Expected Trust Net (loss) to expected date of
     disposition of Trust Assets                        (1,017,000)

Pro Forma Net Assets in liquidation at June 30, 1995   $59,009,533





<page 8>


                              SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 22, 1995

                                   PRUDENTIAL REALTY TRUST

                                   By:  /s/ James W. McCarthy
                                        Name:  James W. McCarthy
                                        Title:  Vice President,
                                                Comptroller and Principle
                                                Accounting Officer